UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 22, 2008

SEMGROUP ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	001-33503	20-8536826
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Two Warren Place 6120 South Yale Avenue, Suite 500 Tulsa, Oklahoma	74136
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (918) 524-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed in a Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on July 24, 2008, the SEC has been conducting an inquiry of SemGroup Energy Partners, L.P. (the “Partnership”) relating primarily to the Partnership’s disclosures respecting the liquidity issues of SemGroup, L.P. (the “Private Company”) which were the subject of the Partnership’s July 17, 2008 press release.  The SEC has now issued a subpoena pursuant to a formal order of investigation requesting certain documents relating to, among other things, the Private Company’s liquidity issues.  The Partnership has been cooperating, and intends to continue cooperating, with the SEC in its investigation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMGROUP ENERGY PARTNERS, L.P.

By:  SemGroup Energy Partners G.P., L.L.C.
        its General Partner

Date:  October 29, 2008                                                                           By: /s/ Alex G. Stallings
Alex G. Stallings
Chief Accounting Officer